Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership:

Energy Transfer Corp LP, a Delaware limited partnership
Energy Transfer Equity GP, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer LNG Holdings, LLC, a Delaware limited liability company
Energy Transfer Partners GP, L.P., a Delaware limited partnership
Energy Transfer Partners, L.L.C., a Delaware limited liability company
Energy Transfer Partners, L.P., a Delaware limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited liability company
ET LNG GP, LLC, a Delaware limited liability company
ET LNG LP, a Delaware limited partnership
ETC Illinois LLC, a Delaware limited liability company
ETE Common Holdings, LLC, a Delaware limited liability company
ETE GP Acquirer LLC, a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
ETE Sigma Holdco, LLC, a Delaware limited liability company
ETE Unit Holdings LLC, a Delaware limited liability company
Lake Charles LNG Company, LLC, Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Sunoco GP LLC, a Delaware limited liability company
Sunoco Partners LLC, a Pennsylvania limited liability company

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:

Aqua-PVR Water Services, LLC, a Delaware limited liability company
Arguelles Pipeline SRL, a Mexico SRL
Atlantic Petroleum (Out) LLC, a Delaware limited liability company
Atlantic Petroleum Corporation, a Delaware corporation
Atlantic Petroleum Delaware Corporation , a Delaware corporation
Atlantic Pipeline (Out) L.P. Texas limited partnership
Atlantic Refining & Marketing Corp., a Delaware corporation
Bakken Gathering LLC, a Delaware limited liability company
Bakken Holdings Company LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
BBP Construction Management, LLC, a Delaware limited liability company
CBC/Leon Limited Partnership, an Oklahoma partnership
CCE Acquisition LLC, a Delaware limited liability company
CCE Holdings, LLC, a Delaware limited liability company
CDM Holdings LLC, a Delaware limited liability company
CDM Resource Management LLC, a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Change Up Acquisition Corporation, a Delaware corporation
Citrus Energy Services, Inc., a Delaware corporation
Citrus ETP Finance LLC, a Delaware limited liability company
Citrus, LLC, , a Delaware limited liability company
Clean Air Action Corporation, a Delaware corporation
CMA Pipeline Partnership, LLC, a Texas limited liability company
Comanche Trail Pipeline, LLC, a Texas limited liability company
Connect Gas Pipeline LLC, a Delaware limited liability company
CrossCountry Alaska, LLC, a Delaware limited liability company
CrossCountry Citrus, LLC, a Delaware limited liability company
CrossCountry Energy, LLC, a Delaware limited liability company
Dakota Access Holdings, LLC, a Delaware limited liability company

Dakota Access, LLC, a Delaware limited liability company
DAPL-ETCO Construction Management, LLC, a Delaware limited liability company
DAPL-ETCO Operations Management, LLC, a Delaware limited liability company
Dulcet Acquisition LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Edwards Lime Gathering, LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company
EM Energy Pipeline Pennsylvania LLC, a Delaware limited liability company
Energy Transfer Canada, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
Energy Transfer Data Center, LLC, a Delaware limited liability company
Energy Transfer Employee Management Company, a Delaware corporation
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, LLC, a Texas limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer LNG Export, LLC, a Delaware limited liability company
Energy Transfer Management Holdings, LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Rail Company, LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
Energy Transfer Terminalling Company, LLC, a Delaware limited liability company
Enhanced Service Systems, Inc., a Delaware corporation
ET Company I, Ltd., a Texas limited partnership
ET Crude Oil Terminals, LLC, a Delaware limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ET Rover Pipeline Canada, ULC, a BC, Canada unlimited liability company
ET Rover Pipeline LLC, a Delaware limited liability company
ETC Bayou Bridge Holdings, LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Endure Energy L.L.C., a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company
ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Field Services LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Illinois LLC, a Delaware limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC KR Pipeline, LLC, a Delaware limited liability company
ETC M-A Acquisition LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC North Dakota Terminalling, LLC, a Delaware limited liability company
ETC Northeast Development, LLC, a West Virigina limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC Texas Pipeline, Ltd., a Texas limited partnership

ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
ETE Holdco Corporation, a Delaware corporation
ETP Crude LLC, a Texas limited liability company
ETP Holdco Corporation, a Delaware corporation
ETP Retail Holdings, LLC, a Delaware limited liability company
Evergreen Assurance, LLC, a Delaware limited liability company
Evergreen Capital Holdings, LLC, a Delaware limited liability company
Evergreen Resources Group, LLC, a Delaware limited liability company
Fayetteville Express Pipeline, LLC, a Delaware limited liability company
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company
Fieldcrest Resources LLC, a Delaware limited liability company
Five Dawaco, LLC, a Texas limited liability company
Florida Gas Transmission Company, LLC, a Delaware limited liability company
FrontStreet Hugoton LLC, a Delaware limited liability company
Galveston Bay Gathering, LLC, a Texas limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company
Helios Assurance Company, a Limited Bermuda other
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Hesco Gathering Company, L.L.C., a Texas limited liability company
Hesco Pipeline Company, L.L.C., a Texas limited liability company
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company
HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
HSC Acquirer LLC, a Delaware limited liability company
Jalisco Corporation, a California corporation
Japan Sun Oil Company, Ltd., a Japan other
K Rail LLC, a Delaware limited liability company
Kanawha Rail LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
Lake Charles Exports, LLC, a Delaware limited liability company
Lake Charles LNG Export Company, LLC, a Delaware limited liability company
Lake Charles LNG Exports, LLC, a Delaware limited liability company
Lavan Petroleum Company (LAPCO), an Iran, Islamic Republic of other
Lee 8 Storage Partnership, a Delaware limited partnership
Lesley Corporation, a Delaware corporation
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company
Libre Insurance Company, Ltd., a Bermuda other
LJL, LLC, a West Virginia limited liability company
Loadout LLC, a Delaware limited liability company
Lobo Pipeline Company LLC, a Delaware limited liability company
Lone Star NGL Asset GP LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings II LLC, a Delaware limited liability company
Lone Star NGL Asset Holdings LLC, a Delaware limited liability company
Lone Star NGL Development LP, a Delaware limited partnership

Lone Star NGL Fractionators LLC, a Delaware limited liability company
Lone Star NGL Hastings LLC, a Delaware limited liability company
Lone Star NGL Hattiesburg LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Lone Star NGL Marketing LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu GP LLC, a Delaware limited liability company
Lone Star NGL Mont Belvieu LP, a Delaware limited partnership
Lone Star NGL Pipeline LP, a Delaware limited partnership
Lone Star NGL Product Services LLC, a Delaware limited liability company
Lone Star NGL Refinery Services LLC, a Delaware limited liability company
Lone Star NGL Sea Robin LLC, a Delaware limited liability company
Lugrasa, S.A., a Panama corporation
Mascot, Inc. (MA), a Massachusetts corporation
Materials Handling Solutions LLC, a Delaware limited liability company
Mi Vida JV LLC, a Delaware limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Mid-Continent Pipe Line (Out) LLC, a Texas limited liability company
Midstream Gas Services, LLC, a Texas limited liability company
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
Ohio River System LLC, a Delaware limited liability company
Oil Casualty Insurance, Ltd., a Bermuda other
Oil Insurance Limited, Bermuda limited company
Pacific Ethanol Central, LLC, a Delaware limited liability company
Pan Gas Storage LLC , a Delaware limited liability company
Panhandle Eastern Pipe Line Company, LP, a Delaware limited partnership
Panhandle Energy LNG Services, LLC, a Delaware limited liability company
Panhandle Holdings LLC, a Delaware limited liability company
Panhandle Storage LLC, a Delaware limited liability company
PEI Power Corporation, a Pennsylvania corporation
PEI Power II, LLC, a Pennsylvania corporation
Penn Virginia Operating Co., LLC, a Delaware limited liability company
PES Equity Holdings, LLC, a Delaware limited liability company
PES Holdings, LLC, a Delaware limited liability company
PG Energy, Inc., a Pennsylvania corporation
Philadelphia Energy Solutions LLC, a Delaware limited liability company
Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company
Puerto Rico Sun Oil Company LLC, a Delaware limited liability company
PVR Midstream JV Holdings LLC, a Delaware limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
Regency Crude Marketing LLC, a Delaware limited liability company
Regency DeSoto Pipeline LLC, a Texas limited liability company
Regency DeSoto-Hesco Services LLC, a Texas limited liability company
Regency Employees Management Holdings LLC, a Delaware limited liability company
Regency Employees Management LLC, a Delaware limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency Energy Partners LP, a Delaware limited partnership
Regency ERCP LLC, a Delaware limited liability company
Regency Gas Services LP, a Delaware limited partnership
Regency Gas Utility LLC, a Delaware limited liability company
Regency GOM LLC, a Texas limited liability company
Regency GP LLC, a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company

Regency Hydrocarbons LLC, an Oklahoma limited liability company
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Laverne LLC, an Oklahoma limited liability company
Regency Liquids Pipeline LLC, a Delaware limited liability company
Regency Marcellus Gas Gathering LLC, a Delaware limited liability company
Regency Mi Vida LLC, a Delaware limited liability company
Regency NEPA Gas Gathering LLC, a Texas limited liability company
Regency OLP GP LLC, a Delaware limited liability company
Regency Pipeline LLC, a Delaware limited liability company
Regency Quitman Gathering LLC, a Delaware limited liability company
Regency Ranch JV LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Utica Gas Gathering LLC, a Delaware limited liability company
Regency Utica Holdco LLC, a Delaware limited liability company
Regency Vaughn Gathering LLC, a Texas limited liability company
RGP Marketing LLC, a Texas limited liability company
RGP Westex Gathering Inc., a Texas corporation
RGU West LLC, a Texas limited liability company
Rich Eagleford Mainline, LLC, a Delaware limited liability company
RIGS GP LLC, a Delaware limited liability company
RIGS Haynesville Partnership Co., a Delaware partnership
Rover Pipeline LLC, a Delaware limited liability company
RSS Water Services LLC, a Delaware limited liability company
Sea Robin Pipeline Company, LLC , a Delaware limited liability company
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC General Holdings, LLC, a Texas limited liability company
SEC-EP Realty Ltd., a Texas limited partnership
Southern Union Gas Company, Inc., a Texas corporation
Southern Union Panhandle LLC, a Delaware limited liability company
SU Gas Services Operating Company, Inc., a Delaware corporation
SU Holding Company, Inc., a Delaware corporation
SU Pipeline Management LP, a Delaware limited partnership
SUCo LLC, a Delaware limited liability company
SUCo LP, a Delaware limited partnership
SUG Holding Company, a Delaware corporation
SUGAir Aviation Company, a Delaware corporation
SUGS Holdings, LLC, a Delaware limited liability company
Sun Alternate Energy Corporation, a Delaware corporation
Sun Atlantic Refining and Marketing B.V., a Netherlands other
Sun Atlantic Refining and Marketing B.V., Inc., a Delaware corporation
Sun Atlantic Refining and Marketing Company, a Delaware corporation
Sun Canada, Inc., a Delaware corporation
Sun Company, Inc., a Delaware corporation
Sun Company, Inc., a Pennsylvania corporation
Sun International Limited, a Bermuda other
Sun Lubricants and Specialty Products Inc., a Quebec corporation
Sun Mexico One, Inc., a Delaware corporation
Sun Mexico Two, Inc., a Delaware corporation
Sun Oil Company, a Delaware corporation
Sun Oil Export Company, a Delaware corporation
Sun Oil International, Inc., a Delaware corporation
Sun Petrochemicals, Inc., a Delaware corporation
Sun Pipe Line Company, a Texas corporation
Sun Pipe Line Delaware (Out) LLC, a Delaware limited liability company
Sun Refining and Marketing Company, a Delaware corporation
Sun Services Corporation, a Pennsylvania corporation
Sun Transport, LLC, a Pennsylvania limited liability company

Suncrest Resources LLC, a Delaware limited liability company
Sun-Del Pipeline LLC, a Delaware limited liability company
Sun-Del Services, Inc., a Delaware corporation
Sunmarks, LLC, a Delaware limited liability company
Sunoco de Mexico, S.A. de C.V., a Mexico other
Sunoco Overseas, Inc., a Delaware corporation
Sunoco Partners Lease Acquisition & Marketing LLC, a Delaware limited partnership
Sunoco Partners LLC, a Pennsylvania limited liability company
Sunoco Power Marketing L.L.C., a Pennsylvania limited liability company
Sunoco Receivables Corporation, Inc., a Delaware corporation
Sunoco Retail LLC, a Delaware limited liability company
Sunoco, Inc., a Pennsylvania corporation
Sunoco, Inc. (R&M), a Pennsylvania corporation
Sunoco, LLC, a Delaware limited liability company
Superior Gas Compression, LLC, a Texas limited liability company
Sweeney Gathering, L.P., a Texas limited liability company
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
The New Claymont Investment Company, a Delaware corporation
Toney Fork LLC, a Delaware limited liability company
Trans-Pecos Pipeline, LLC, a Texas limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Trunkline Deepwater Pipeline LLC, a Delaware limited liability company
Trunkline Field Services LLC, a Delaware limited liability company
Trunkline Gas Company, LLC, a Delaware limited liability company
Trunkline LNG Holdings LLC, a Delaware limited liability company
Trunkline Offshore Pipeline LLC, a Delaware limited liability company
Venezoil, C.A., a Venezuela other
West Texas Gathering Company, a Delaware corporation
Westex Energy LLC, a Delaware limited liability company
WGP-KHC, LLC, a Delaware limited liability company
Whiskey Bay Gas Company, Ltd., a Texas limited partnership
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company

SUBSIDIARIES OF SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership

Bakken Holdings Company LLC, a Delaware limited liability company
Bayou Bridge Pipeline, LLC, a Delaware limited liability company
Bayview Refining Company, LLC, a Delaware limited liability company
Dakota Access Holdings LLC, a Delaware limited liability company
Dakota Access, LLC, a Delaware limited liability company
Eastern Gulf Crude Access, LLC, a Delaware limited liability company
Energy Transfer Crude Oil Company, LLC, a Delaware limited liability company
ETCO Holdings LLC, a Delaware limited liability company
Excel Pipeline LLC, a Delaware limited liability company
Explorer Pipeline Company, a Delaware corporation
Inland Corporation, an Ohio corporation
Mid-Valley Pipeline Company, an Ohio corporation
Price River Terminal, LLC, a Texas limited liability company
Sun Pipe Line Company of Delaware LLC, a Delaware limited liability company
Sunoco Logistics Partners GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations GP LLC, a Delaware limited liability company
Sunoco Logistics Partners Operations L.P., a Delaware limited partnership
Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership
Sunoco Partners NGL Facilities LLC, a Delaware limited liability company
Sunoco Partners Operating LLC, a Delaware limited liability company
Sunoco Partners Real Estate Acquisition LLC, a Delaware limited liability company
Sunoco Partners Rockies LLC, a Delaware limited liability company
Sunoco Pipeline Acquisition LLC, a Delaware limited liability company
Sunoco Pipeline L.P., a Texas limited partnership
SunVit Pipeline LLC, a Delaware limited liability company
West Shore Pipe Line Company, a Delaware corporation
West Texas Gulf Pipe Line Company, a Delaware corporation
Wolverine Pipe Line Company, a Delaware corporation
Yellowstone Pipe Line Company, a Delaware corporation

SUBSIDIARIES OF SUNOCO LP, a Delaware limited partnership:

Aloha Petroleum LLC, a Delaware limited liability company
Aloha Petroleum, Ltd., a Hawaii Corporation
Applied Petroleum Technologies, Ltd., a Texas limited partnership
APT Management Company, LLC, a Texas limited liability company
C&G Investments, LLC, a Delaware limited liability company
Corpus Christie Reimco, LLC, a Texas limited liability company
GoPetro Transport LLC, a Texas limited liability company
MACS Retail LLC, a Virginia limited liability company
Mid-Atlantic Convenience Stores, LLC, a Delaware limited liability company
Quick Stuff of Texas, Inc., a Texas Corporation
Southside Oil, LLC, a Virginia limited liability company
SSP BevCo I LLC, a Texas limited liability company
SSP BevCo II LLC, a Texas limited liability company
SSP Beverage, LLC, a Texas limited liability company
Stripes Acquisition LLC, a Texas limited liability company
Stripes Holdings LLC, a Delaware limited liability company
Stripes LLC, a Texas limited liability company
Stripes No. 1009 LLC, a Texas limited liability company
Sunoco Energy Services LLC, a Texas limited liability company
Sunoco Finance Corp., a Delaware corporation
Susser Company, Ltd., a Texas limited partnership
Susser Finance Corporation, a Delaware corporation
Susser Financial Services LLC, a Delaware limited liability company
Susser Holding Corporation, a Delaware corporation
Susser Holdings, L.L.C., a Delaware limited liability company
Susser Petroleum Company LLC, a Texas limited liability company
Susser Petroleum Operating Company LLC, a Delaware limited liability company
Susser Petroleum Property Company LLC, a Delaware limited liability company
TCF Holdings Inc., a Texas corporation
TND Beverage, LLC, a Texas limited liability company
Town & Country Food Stores, Inc., a Texas corporation